Related Party Transactions	12 Months Ended
Feb. 29, 2012
Related Party Transactions [Abstract]
Related Party Transactions:

5.    Related Party Transactions:

The amounts of $845,140 and $247,382 included in the accompanying 2011 and 2012 balance sheets, respectively, represent amounts due to Cardiff Marine Inc. ("Cardiff"), a ship management company, as a result of the payments made by Cardiff, on behalf of the Company.

Mr. George Economou, the Company's Chairman and director, controls the Entrepreneurial Spirit Foundation (the "Foundation"), a Liechtenstein foundation that owns 70% of the issued and outstanding capital stock of Cardiff. The other shareholder of Cardiff is Prestige Finance S.A., a Liberian corporation, all of the issued and outstanding capital of which is beneficially owned by Mr. Economou's sister, Ms. Chryssoula Kandylidis.